[LOGO     Investing                                  [ART OF STREET
APPEARS   for the                                    SCENE APPEARS
HERE]     21st                                       HERE]
          Century




Annual Report December 31, 1997



                                      EV

                                  TRADITIONAL

                                  STOCK FUND


[PHOTO OF NYSE FLAG
APPEARS HERE]


                                  Eaton Vance

                     Global Management-Global Distribution


                                                          T r a d i t i o n a l


[PHOTO OF FLOOR OF NYSE
APPEARS HERE]

EV Traditional Stock Fund as of December 31, 1997

LETTER TO SHAREHOLDERS


During the year ended December 31, 1997, EV Traditional Stock Fund had a total return of 30.9%./1/ This return resulted from an increase in net asset value to $13.76 per share on December 31, 1997 from $13.56 per share on December 31, 1996, and the reinvestment of $0.17 per share in income dividends and $3.62 per share in capital gains distributions. This return compared favorably to the average total return for mutual funds in the Lipper Growth & Income Funds Category,* which was 27.1% during the period.

The U.S. economy continued to grow at a healthy rate in 1997. Gross domestic product, the primary indicator of economic performance, increased 3.8%, exceeding most predictions made at the beginning of the year. Unemployment declined 0.6% to 4.7%, and 3.2 million new jobs were created. The inflation rate, which historically has risen after periods of sustained growth and low unemployment, declined from the previous year. The consumer price index increased only 1.7% in 1997, compared to 3.3% in 1996, and wholesale prices decreased 1.2% - the largest drop since 1986. Many economists, including Federal Reserve Chairman Alan Greenspan, attribute this continued low inflation to the effects of increasing global competition, a strong dollar, and higher productivity brought on by advances in technology.

The stock market's performance in 1997 exceeded 20% for a record third consecutive year. The S&P 500 Index* rose 31% during the year, with a relatively small group of large capitalization stocks providing the leadership. There was considerable volatility during the year, marked by significant market declines - the first in the spring, and a second, steeper decline in October caused by economic turmoil in several important Asian countries. In both cases, stock prices recovered.

The stock market's increased volatility illustrates the importance of maintaining a long-term investment outlook. By staying with an investment through the inevitable market cycles, investors can reduce the impact of any one downturn. Moreover, a diversified investment such as a professionally managed mutual fund further reduces risk. At Eaton Vance, our goal is to achieve the highest possible returns within the stated objectives of our mutual funds. In the pages that follow, Portfolio Manager Duncan W. Richardson discusses the economy, the stock market, and the performance of EV Traditional Stock Fund in 1997.

                                            Sincerely,

                                            /s/ James B. Hawkes

                                            James B. Hawkes,
                                            President
                                            February 9, 1998

--------------------------------------------------------------------------------

Performance/2/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                  30.9%
Five Years                                                                15.9
Ten Years                                                                 15.0

SEC Average Annual Total Returns (including maximum 5.75% sales charge)
--------------------------------------------------------------------------------
One Year                                                                  23.4%
Five Years                                                                14.5
Ten Years                                                                 14.3

Ten Largest Equity Holdings/3/
--------------------------------------------------------------------------------
Home Depot, Inc.                                                           3.7%
CVS Corp.                                                                  3.6
Automatic Data Processing, Inc.                                            3.4
Unilever NV                                                                3.3
Baxter                                                                     3.0
Eli Lilly & Co.                                                            2.9
Ecolab, Inc.                                                               2.9
Marsh & McLennan Companies                                                 2.9
Allstate Corp.                                                             2.8
Reuters Holdings PLC                                                       2.8

/1/ This return does not include the maximum 5.75% sales charge.

/2/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect maximum sales charge as noted.

/3/ By total net assets. Ten largest holdings are as of 12/31/97 only and may not be representative of the Portfolio's current or future investments. Holdings accounted for 31.3% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio.

 *  It is not possible to invest directly in a Lipper Category or an Index.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
 Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Traditional Stock Fund as of December 31, 1997

MANAGEMENT DISCUSSION


An interview with Duncan W. Richardson, Vice President and Portfolio Manager of the Stock Portfolio

[PHOTO OF DUNCAN W. RICHARDSON APPEARS HERE]

Duncan W. Richardson, Portfolio Manager

Q: Duncan, how would you summarize 1997 for the stock market and for the Fund?

A: Once again, the market experienced a very good year in terms of absolute returns for the 12-month period. It is interesting to note that most of the gains occurred in the 6-month period from April to October, which is similar to 1996, when most gains occurred in the second six months of the year. The market has been much more volatile over the past year, with narrower support from a select group of sectors. The Fund has been less volatile than the broader market, outperforming the S&P 500 during the corrections in April and October. Our lower volatility is primarily the result of our management style, in which overweighted positions are trimmed after significant price increases and underperforming positions are systematically sold.

Q: How does the increased volatility in the stock market affect your management style?

A: In volatile markets, this Fund tends to benefit because our stock selection process is driven by the fundamentals of individual companies, not by the momentum of stock price movements. We attempt to identify the stocks we want to own and are patient in buying them. We do not chase "momentum" stocks that are experiencing a rapid price increase. We also do not take unnecessary risks in specific stocks or specific sectors, which helps mitigate the Fund's volatility. The average position for our top holdings ranges between two to three percent, with a few select companies, that I watch very carefully, over three percent. Within industry sectors, we keep our weightings roughly in line with those of the broader market, although we are skewed toward growth industries. Hence, the Fund is very well diversified, which, along with our patience in buying and discipline in selling, has produced solid returns with relatively low volatility.

Q: Financial stocks performed very well in 1997. What types of companies do you look for in this sector?

A: We look for companies that are leaders in their specific industries, with positively changing fundamentals. Ideally, we like to buy at a favorable risk/reward level, so we tend to avoid stocks with excessive valuations. In addition, we maintain as much diversity within the sector as possible. The Fund's financial sector weighting has been slightly higher than that of the S&P 500 because the sector's performance has been so strong. In fact, five of the top ten performing stocks in the Portfolio were in this sector -- Progressive Corp., Allstate, Marsh & McLennan, Citicorp, and AIG -- and represent a range of financial industries. When interest rates backed up last spring, these companies' prices became very attractive, and we used that period opportunistically to accumulate shares. It turned out to be a good entry point, as rates steadily

                           [BAR CHART APPEARS HERE]

Five Largest Equity Sectors+
--------------------------------------------------------------------------------
As a percentage of total net assets

Financial                                                                  18.5%
Drugs                                                                      11.0%
Foods                                                                       8.2%
Information Services                                                        6.6%
Oil & Gas                                                                   5.6%

+ Five largest sectors are subject to change due to active management.

EV Traditional Stock Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D


   declined through the end of the year, and financial stocks outperformed almost every other market sector.

Q: How do you think the financial sector will perform in 1998?

A: Going forward, financial company stocks will continue to respond to the direction of interest rates, but this direction is always difficult to call. There is certainly an argument that, with little to no inflation, rates could continue to trend downward. However, any dashed expectations about inflation would probably lead to an increase in interest rates and therefore negatively impact financial stocks. We are beginning to scale back somewhat in this sector, having reaped the benefits of the meaningful decline in interest rates in 1997. The sector should continue to perform well, but we will keep a close eye on the effects of economic developments as they occur. Some firms, such as AIG and Citicorp, will be impacted by the economic turmoil in Asia, which we are also monitoring carefully.

   Another area that has performed very well is regional banking. Many of these stocks have benefited from several positive events, including the strong economy, declining interest rates, and consolidation within the industry. We think regional banks are in excellent financial condition -- especially this late in an economic cycle -- and are still selling at relatively cheap multiples. The tremendous turmoil in this industry during the early 1990s produced banks that are much healthier than they were a decade ago.

Q: The stock market has had annual returns in excess of 20% for an unprecedented three consecutive years. How long can this continue?

A: Investors need to see a continuation of earnings growth and continued low inflation -- which translates to lower interest rates -- to keep stock prices moving upwards. This happened in 1997 and produced a good year for stocks, and it could happen again in 1998. The problem now, however, is that the effects of the problems in Asia on both earnings and interest rates are still unclear. Until that situation begins to stabilize and the effects on U.S. corporate earnings become known, the market will probably continue to experience the wide up-and-down movements that we have seen in recent months. At this point, it is too early to know how severely the Asian crisis will affect the U.S. economy, but we believe that corporate earnings growth for some multinationals will have to be lowered.

   It is very important to mention, as I have in past reports, that equity investors and our Fund's shareholders should scale performance expectations down to the 10-12% historical average. While I am pleased that the Fund has performed well during the past three years -- its total return of 108.9% over this period beat the Lipper Growth & Income Funds Average of 102.8%* -- the phenomenal returns we have seen in the stock market were the result of a very favorable equity investment climate. Due to elevated valuation levels, we are now in a higher risk equity environment. There is also the potential for earnings disappointments or external shocks that could lower the returns on equity investments.

Q: Do you feel that the stock market is in need of a "healthy" correction?

A: A correction can only be viewed as "healthy" in retrospect, when the market has recovered to a higher level. While I remain bullish about long-term equity returns, I fully expect corrections in both the market and individual stocks to occur. Overall market movements can be driven by events and emotions which are beyond anyone's control and ability to predict, such as interest rate hikes and the flow of funds from different groups of investors. We try to stay focused on the indi-

* This return does not include the Fund's maximum 5.75% sales charge. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested during the period from 12/31/94 to 12/31/97. During this period, Lipper Growth & Income Funds Category consisted of 402 mutual funds tracked by Lipper Analytical Services, Inc., a nationally recognized monitor of mutual fund performance. It is not possible to invest directly in a Lipper Category. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Traditional Stock Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D


   vidual earnings power of companies in our Portfolio. While we do not always get each quarter's earnings forecasts right, we believe that, over the long haul, stock prices follow earnings levels and fundamental research can identify superior earnings growth companies.

Q: Are there any particular areas of the stock market that concern you?

A: One area is initial public offerings (IPOs), which have been steadily growing for roughly five years with little sign of a slowdown. The amount of money raised by IPOs during the past two years is phenomenal. There is the potential that excess capital has funded too many competitors in several portions of the market. Additionally, some individual stock prices -- for example, those of selected Internet-related companies -- are stratospheric, with little to no support from the companies' underlying fundamentals. I would be very pleased to see the market work out some of these excesses without experiencing an across-the-board correction.

Q: What is the general strategy of this Fund?

A: If this Fund had a motto, it would be: "No Unnecessary Risks." As I mentioned previously, an equity fund such as this one needs to be exposed to stock market risk, but that does not mean making big bets on individual stocks or sectors. Our goal is to participate in the large capitalization, blue chip segment of the market, buying stocks with a bottom-up, fundamental-driven research focus. As a growth-and-income fund, we seek to invest in companies that not only provide capital appreciation, but which also have strong dividend growth. To enhance the Portfolio's yield, we invest a portion of the assets in convertible preferred securities and other higher-yielding securities, such as real estate investment trusts (REITs). Our selling discipline allows us to further lower risk by preserving capital when we make mistakes.

Q: What is your outlook for the U.S. stock market and the economy in 1998?

A: Over the next year, large capitalization stocks should, in my view, continue to outperform small capitalization stocks. The economic uncertainty brought on by the turmoil in Asia will present a host of new challenges to U.S. firms which the larger, more established companies are better positioned to handle. Domestic businesses should continue to perform well this year, including food and drug retailers, computer service firms, financial services companies, and media and cable firms. Over the longer term, many of the multinationals in the Portfolio will be able to use the present turmoil to extend their worldwide franchises.

   As for the economy, its growth will be heavily dependent upon the duration and depth of the slowdown in the Asian economies. Through our independent research, conversations with company officials and research from Wall Street, we will keep up to date on developments in the economically significant Asian countries.

   The key to successful investing in 1998 will likely be flexibility. We will strive to adapt quickly to new information, assess the long-term earnings ramifications that events have on our Portfolio holdings, and not overreact to short-term market sentiment. We try to do this every year, of course, but 1998 has the potential to be a very volatile and challenging year for equity investors, demanding flexibility and a disciplined stock selection process.

EV Traditional Stock Fund as of December 31, 1997

FUND PERFORMANCE

           Comparison of Change in Value of a $10,000 Investment in EV Traditional Stock Fund vs. the Standard & Poor's 500*

                 December 31, 1987, through December 31, 1997

                           [LINE GRAPH APPEARS HERE]

                          EV TRADITIONAL
                Date        STOCK FUND      Fund/Off Pr         S&P 500
                ----        ----------      -----------         -------
              12/31/87       $10,000           $9,423           $10,000
               1/31/88       $10,525           $9,917           $10,435
               2/28/88       $10,805          $10,181           $10,901
               3/31/88       $10,401           $9,801           $10,569
               4/30/88       $10,427           $9,825           $10,703
               5/31/88       $10,660          $10,045           $10,771
               6/30/88       $11,043          $10,405           $11,272
               7/31/88       $11,018          $10,382           $11,245
               8/31/88       $10,791          $10,168           $10,845
               9/30/88       $11,236          $10,587           $11,310
              10/31/88       $11,507          $10,843           $11,638
              11/30/88       $11,321          $10,667           $11,452
              12/31/88       $11,501          $10,837           $11,655
               1/31/89       $12,215          $11,510           $12,519
               2/28/89       $11,923          $11,234           $12,192
               3/31/89       $12,069          $11,372           $12,480
               4/30/89       $12,678          $11,946           $13,146
               5/31/89       $13,084          $12,329           $13,648
               6/30/89       $12,927          $12,181           $13,581
               7/31/89       $13,998          $13,190           $14,821
               8/31/89       $14,343          $13,515           $15,091
               9/30/89       $14,343          $13,515           $15,033
              10/31/89       $14,164          $13,346           $14,696
              11/30/89       $14,333          $13,505           $14,980
              12/31/89       $14,827          $13,971           $15,342
               1/31/90       $13,910          $13,107           $14,326
               2/28/90       $14,144          $13,327           $14,489
               3/31/90       $14,459          $13,624           $14,881
               4/30/90       $14,244          $13,421           $14,527
               5/31/90       $15,425          $14,534           $15,911
               6/30/90       $15,343          $14,457           $15,817
               7/31/90       $15,446          $14,554           $15,778
               8/31/90       $14,213          $13,393           $14,334
               9/30/90       $13,757          $12,963           $13,645
              10/31/90       $13,919          $13,115           $13,600
              11/30/90       $14,667          $13,820           $14,462
              12/31/90       $14,914          $14,053           $14,867
               1/31/91       $15,100          $14,228           $15,527
               2/28/91       $15,826          $14,913           $16,613
               3/31/91       $16,091          $15,162           $17,024
               4/30/91       $16,023          $15,098           $17,079
               5/31/91       $16,534          $15,579           $17,787
               6/30/91       $15,953          $15,032           $16,984
               7/31/91       $16,607          $15,648           $17,794
               8/31/91       $16,923          $15,946           $18,192
               9/30/91       $16,689          $15,725           $17,891
              10/31/91       $16,984          $16,003           $18,150
              11/30/91       $16,370          $15,425           $17,400
              12/31/91       $18,114          $17,068           $19,388
               1/31/92       $17,477          $16,468           $19,048
               2/28/92       $17,724          $16,701           $19,275
               3/31/92       $17,555          $16,542           $18,900
               4/30/92       $18,026          $16,985           $19,477
               5/31/92       $18,366          $17,305           $19,547
               6/30/92       $17,869          $16,837           $19,258
               7/31/92       $18,723          $17,642           $20,067
               8/31/92       $18,460          $17,394           $19,636
               9/30/92       $18,565          $17,493           $19,865
              10/31/92       $18,869          $17,780           $19,955
              11/30/92       $19,345          $18,228           $20,607
              12/31/92       $19,369          $18,251           $20,864
               1/31/92       $19,123          $18,019           $21,059
               2/28/93       $19,152          $18,046           $21,328
               3/31/93       $19,629          $18,495           $21,775
               4/30/93       $18,975          $17,880           $21,274
               5/31/93       $19,179          $18,071           $21,810
               6/30/93       $19,237          $18,126           $21,879
               7/31/93       $19,310          $18,195           $21,815
               8/31/93       $19,835          $18,690           $22,618
               9/30/93       $19,864          $18,718           $22,444
              10/31/93       $20,216          $19,049           $22,929
              11/30/93       $19,761          $18,620           $22,684
              12/31/93       $20,181          $19,016           $22,963
               1/31/94       $20,912          $19,705           $23,761
               2/28/94       $20,425          $19,246           $23,099
               3/31/94       $19,484          $18,359           $22,094
               4/30/94       $19,795          $18,652           $22,405
               5/31/94       $19,958          $18,806           $22,739
               6/30/94       $19,485          $18,360           $22,187
               7/31/94       $19,903          $18,754           $22,940
               8/31/94       $20,330          $19,156           $23,858
               9/30/94       $19,804          $18,661           $23,270
              10/31/94       $19,896          $18,747           $23,812
              11/30/94       $19,005          $17,908           $22,928
              12/31/94       $19,349          $18,232           $23,266
               1/31/95       $19,323          $18,207           $23,884
               2/28/95       $20,073          $18,914           $24,799
               3/31/95       $20,894          $19,688           $25,530
               4/30/95       $21,379          $20,145           $26,305
               5/31/95       $22,259          $20,974           $27,321
               6/30/95       $22,690          $21,380           $27,964
               7/31/95       $23,591          $22,229           $28,912
               8/31/95       $24,042          $22,654           $28,963
               9/30/95       $24,439          $23,028           $30,185
              10/31/95       $24,240          $22,840           $30,095
              11/30/95       $25,164          $23,711           $31,392
              12/31/95       $25,689          $24,206           $32,001
               1/31/96       $26,197          $24,685           $33,104
               2/28/96       $26,157          $24,647           $33,394
               3/31/96       $26,359          $24,837           $33,718
               4/30/96       $26,786          $25,240           $34,237
               5/31/96       $27,579          $25,987           $35,085
               6/30/96       $27,802          $26,197           $35,230
               7/31/96       $26,554          $25,021           $33,686
               8/31/96       $27,534          $25,944           $34,388
               9/30/96       $28,698          $27,041           $36,320
              10/31/96       $29,311          $27,618           $37,335
              11/30/96       $30,990          $29,201           $40,142
              12/31/96       $30,878          $29,095           $39,345
               1/31/97       $32,520          $30,643           $41,822
               2/28/97       $32,886          $30,987           $42,134
               3/31/97       $31,698          $29,867           $40,402
               4/30/97       $33,236          $31,317           $42,831
               5/31/97       $35,079          $33,053           $45,409
               6/30/97       $36,354          $34,255           $47,451
               7/31/97       $38,884          $36,639           $51,230
               8/31/97       $36,919          $34,787           $48,360
               9/30/97       $39,524          $37,242           $51,003
              10/31/97       $38,668          $36,435           $49,316
              11/30/97       $39,427          $37,151           $51,586
              12/31/97       $40,428          $38,094**         $52,468

Performance+
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                   30.9%
Five Years                                                                 15.9
Ten Years                                                                  15.0

SEC Average Annual Total Returns (including 5.75% sales charge)
--------------------------------------------------------------------------------
One Year                                                                   23.4%
Five Years                                                                 14.5
Ten Years                                                                  14.3

*  Source: Towers Data Systems, Bethesda, MD.

   The chart compares the Fund's total return with that of the S&P 500 Index, a broad-based unmanaged index of 500 common stocks. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the S&P 500 Index. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** This figure represents the Fund's performance including the Fund's maximum
   5.75% initial sales charge.

+ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect maximum sales charge as noted.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Traditional Stock Fund as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1997
Assets
------------------------------------------------------------------------------
Investment in Stock Portfolio
   (Portfolio), at value (Note 1A)                             $124,107,423
   (identified cost, $94,490,672)
Receivable for Fund shares sold                                     602,878
------------------------------------------------------------------------------
Total assets                                                   $124,710,301
------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------
Payable for Fund shares redeemed                               $     74,258
Payable to affiliate for Trustees' fees (Note 4)                        840
Accrued expenses                                                     66,209
------------------------------------------------------------------------------
Total liabilities                                              $    141,307
------------------------------------------------------------------------------
Net Assets for 9,051,839 shares of
   beneficial interest outstanding                             $124,568,994
------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------
Paid-in capital                                                $ 95,012,355
Accumulated distributions in excess of realized gain on
   investments from Portfolio (computed on the basis of
   identified cost)                                                 (72,362)
Accumulated undistributed net investment income                      12,250
Net unrealized appreciation of investments from Portfolio
   (computed on the basis of identified cost)                    29,616,751
--------------------------------------------------------------------------------
Total                                                          $124,568,994
--------------------------------------------------------------------------------


Net Asset Value and Redemption
Price Per Share
------------------------------------------------------------------------------
($124,568,994 / 9,051,839 shares of beneficial
   interest outstanding)                                       $      13.76
------------------------------------------------------------------------------


Computation of Offering Price
------------------------------------------------------------------------------
Offering price per share (100 / 94.25 of $13.76)               $      14.60
-----------------------------------------------------------------------------
On sales of $25,000 or more, the offering price is reduced.


Statement of Operations

For the Year Ended
December 31, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Dividend income allocated from
   Portfolio (net of foreign taxes, $13,536)                   $  2,150,052
Interest income allocated from Portfolio                            376,456
Expenses allocated from Portfolio                                  (873,121)
--------------------------------------------------------------------------------
Net investment income from Portfolio                           $  1,653,387
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Compensation of Trustees not members of the
   Administrator's organization (Note 4)                       $      2,890
Service fees (Note 5)                                               153,868
Transfer and dividend disbursing agent fees                         118,255
Printing and postage                                                 30,175
Registration fees                                                    18,993
Legal and accounting services                                        17,653
Custodian fee                                                        15,017
Miscellaneous                                                        15,907
--------------------------------------------------------------------------------
Total expenses                                                 $    372,758
--------------------------------------------------------------------------------

Net investment income                                          $  1,280,629
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)             $ 24,399,182
   Options                                                           52,300
--------------------------------------------------------------------------------
Net realized gain on investment transactions                   $ 24,451,482
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments                                                 $  5,910,479
   Options                                                          162,438
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   of investments                                              $  6,072,917
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                $ 30,524,399
--------------------------------------------------------------------------------

Net increase in net assets from operations                     $ 31,805,028
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Stock Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                       Year Ended         Year Ended
in Net Assets                             December 31, 1997  December 31, 1996
--------------------------------------------------------------------------------
From operations --
   Net investment income                      $   1,280,629      $   1,723,350
   Net realized gain on
      investment transactions                    24,451,482         13,944,394
   Net change in unrealized
      appreciation (depreciation)
      of investments                              6,072,917          3,178,793
--------------------------------------------------------------------------------
Net increase in net assets from operations    $  31,805,028      $  18,846,537
--------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
   From net investment income                 $  (1,325,315)     $  (1,656,709)
   From net realized gain on investments        (27,596,519)       (10,784,514)
   In excess of net realized gain                  (142,028)                --
--------------------------------------------------------------------------------
Total distributions to shareholders           $ (29,063,862)     $ (12,441,223)
--------------------------------------------------------------------------------
Transactions in shares of beneficial
   interest (Note 3) --
   Proceeds from sale of shares               $   3,463,272      $   2,060,267
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared                     22,690,089          9,184,094
   Cost of shares redeemed                      (11,100,776)       (10,249,142)
--------------------------------------------------------------------------------
Net increase in net assets from Fund
   share transactions                         $  15,052,585      $     995,219
--------------------------------------------------------------------------------

Net increase in net assets                    $  17,793,751      $   7,400,533
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                          $ 106,775,243      $  99,374,710
--------------------------------------------------------------------------------
At end of year                                $ 124,568,994      $ 106,775,243
--------------------------------------------------------------------------------


Accumulated
undistributed net
investment income
included in net assets
--------------------------------------------------------------------------------
At end of year                                $      12,250      $     126,626
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Stock Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                 Year Ended December 31,
                                                                  ----------------------------------------------------
                                                                    1997       1996       1995       1994       1993
----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                             $ 13.560   $ 12.760    $10.900    $12.490   $13.480
----------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                                            $  0.163   $  0.228    $ 0.250    $ 0.250   $ 0.270*
Net realized and unrealized gain (loss) on investments              3.827      2.272      3.255     (0.765)    0.270*
----------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                              $  3.990   $  2.500    $ 3.505    $(0.515)  $ 0.540
----------------------------------------------------------------------------------------------------------------------


Less distributions
----------------------------------------------------------------------------------------------------------------------
From net investment income                                       $ (0.170)  $ (0.220)   $(0.251)   $(0.250)  $(0.270)
From net realized gain on investments                              (3.602)    (1.480)    (1.394)    (0.765)   (1.260)
In excess of net realized gain on investments                      (0.018)        --         --     (0.060)       --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                              $ (3.790)  $ (1.700)   $(1.645)   $(1.075)  $(1.530)
----------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                   $ 13.760   $ 13.560    $12.760    $10.900   $12.490
----------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                   30.93%     20.20%     32.77%     (4.12)%    4.19%
----------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                            $124,569   $106,775    $99,375    $84,299   $97,513
Ratio of expenses to average daily net assets/(2)/                   1.04%      1.00%      1.04%      0.98%     0.96%
Ratio of net investment income to average daily net assets           1.07%      1.70%      2.02%      2.09%     2.01%
Portfolio Turnover/(3)/                                                --         --         --         66%      105%
----------------------------------------------------------------------------------------------------------------------

*    Computed on average share basis
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is not computed on an annualized basis.
/(2)/Includes the Fund's share of the Portfolio's allocated expenses for the period the Fund was investing in the Portfolio.
/(3)/Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Traditional Stock Fund  as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   EV Traditional Stock Fund (the Fund) a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is a series in the Eaton Vance Special Investment Trust. On August 1, 1994, the Fund transferred substantially all of its investable assets to the Stock Portfolio (the Portfolio). Prior to this date the Fund's name was Eaton Vance Stock Fund. The Fund invests all of its investable assets in interests in the Portfolio, a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (86.6% at December 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   On June 23, 1997, the Board of Trustees of the Trust adopted a multiple class plan for the Fund which permits the Fund to issue more than one class of shares. Initially, the Fund will offer three classes of shares and, effective January 1, 1998 the existing shares of the Fund will be designated Class A shares. On June 23, 1997, the Board of Trustees also approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the Fund will acquire substantially all of the assets and liabilities of EV Marathon Stock Fund and EV Classic Stock Fund. The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. As a result of the reorganization, shareholders of the Marathon Fund will receive Class B shares and shareholders of the Classic Fund will receive Class C shares of the Fund. The reorganization will occur after the close of business, December 31, 1997.

   A Investment Valuations -- Valuations of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly.

   C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, option and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $13,464,429 at 28% and $9,288,797 at 20% as a long-term capital gain distribution for its taxable year ended December 31, 1997.

   D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reflected as a reduction of operating expenses on the Statement of Operations.

   E Other -- Investment transactions are accounted for on a trade date basis.

   F Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2  Distributions to Shareholders
   -----------------------------------------------------------------------------
   The Fund's present policy is to pay quarterly dividends from net investment income allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses) and to distribute at least annually any net realized capital gains so allocated. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles requires that only distributions in excess of tax basis earnings and profits be

EV Traditional Stock Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions only for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest
   -----------------------------------------------------------------------------
   The Fund under its indenture of trust is authorized to issue unlimited shares of beneficial interest (with no par value). Transactions in Fund shares were as follows:

                                                   Year ended December 31,
                                                 ---------------------------
                                                     1997         1996
   -------------------------------------------------------------------------
   Sales                                            222,388      153,277

   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                               1,677,473      696,901

   Redemptions                                     (723,746)    (764,183)
   -------------------------------------------------------------------------

   Net increase                                   1,176,115       85,995
   -------------------------------------------------------------------------

4  Investment Adviser Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   Eaton Vance serves only as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee.

   Certain of the officers and Trustees of the Fund and Portfolio are officers and trustees of the above organizations.

5  Service Plan
   -----------------------------------------------------------------------------
   The Trustees of the Fund adopted a Service Plan designed to meet the service fee requirements of the revised sales charge rule of The National Association of Securities Dealers, Inc. The Service Plan replaced the Fund's distribution plan which became effective on December 27, 1990. The Service Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc., a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have implemented the Service Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund sold on or after June 12, 1991 by such persons and remaining outstanding for at least twelve months. Such payments are made for personal service and/or the maintenance of shareholder accounts. During the year ended December 31, 1997, the Fund paid or accrued $153,868 under the Plan to the Principal Underwriter and Authorized Firms.

6  Investment Transactions
   -----------------------------------------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $4,651,034 and $20,444,016, respectively.

7  Subsequent Event
   -----------------------------------------------------------------------------
   Effective January 1, 1998, the Fund changed its name to Eaton Vance Stock Fund and shares of the Fund are designated Class A shares. Additional classes of shares are also offered.

EV Traditional Stock Fund as of December 31, 1997

REPORT OF INDEPENDENT ACCOUNTANTS


To Shareholders and Board of Trustees
of EV Traditional Stock Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of EV Traditional Stock Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Traditional Stock Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                 COOPERS & LYBRAND L.L.P.
                                                 Boston, Massachusetts
                                                 February 6, 1998

Stock Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS


Common Stocks -- 93.1%

Security                                            Shares        Value
------------------------------------------------------------------------------

Advertising -- 0.6%
------------------------------------------------------------------------------
Omnicom Group, Inc.                                 20,000        $   847,500
------------------------------------------------------------------------------
                                                                  $   847,500
------------------------------------------------------------------------------

Auto and Parts -- 2.4%
------------------------------------------------------------------------------
Magna International, Inc. Class A                   55,000        $ 3,454,688
------------------------------------------------------------------------------
                                                                  $ 3,454,688
------------------------------------------------------------------------------

Banks and Money Services -- 4.9%
------------------------------------------------------------------------------
Citicorp                                            10,332        $ 1,306,352
First Union Corp.                                   45,000          2,306,250
JP Morgan and Co., Inc.                             30,000          3,386,250
------------------------------------------------------------------------------
                                                                  $ 6,998,852
------------------------------------------------------------------------------

Beverages -- 0.6%
------------------------------------------------------------------------------
PepsiCo, Inc.                                       25,000        $   910,938
------------------------------------------------------------------------------
                                                                  $   910,938
------------------------------------------------------------------------------

Communications Equipment -- 0.5%
------------------------------------------------------------------------------
Nokia Corp., ADR                                    10,000        $   700,000
------------------------------------------------------------------------------
                                                                  $   700,000
------------------------------------------------------------------------------

Computers and Business Equipment -- 2.8%
------------------------------------------------------------------------------
Lexmark International Group, Inc.*                  65,000        $ 2,470,000
Xerox Corp.                                         20,000          1,476,250
------------------------------------------------------------------------------
                                                                  $ 3,946,250
------------------------------------------------------------------------------

Drugs -- 11.0%
------------------------------------------------------------------------------
Amgen, Inc.*                                        45,000        $ 2,435,625
Elan Corp., PLC, ADR*                               50,000          2,559,375
Eli Lilly & Co.                                     60,000          4,177,500
Genzyme Corp. Class A*                              50,000          1,384,375
Pfizer, Inc.                                        20,000          1,491,250
Warner-Lambert Co.                                  30,000          3,720,000
------------------------------------------------------------------------------
                                                                  $15,768,125
------------------------------------------------------------------------------

Electronics - Semiconductors -- 1.0%
------------------------------------------------------------------------------
Intel Corp.                                         20,000        $ 1,405,000
------------------------------------------------------------------------------
                                                                  $ 1,405,000
------------------------------------------------------------------------------

Financial - Miscellaneous -- 3.5%
------------------------------------------------------------------------------
Federal National Mortgage Association               65,000        $ 3,709,063
MGIC Investment Corp.                               20,000          1,330,000
------------------------------------------------------------------------------
                                                                  $ 5,039,063
------------------------------------------------------------------------------

Foods -- 8.2%
------------------------------------------------------------------------------
McCormick & Co., Inc.                              130,000        $ 3,648,125
Sara Lee Corp.                                      60,000          3,378,750
Unilever ADR                                        76,000          4,745,249
------------------------------------------------------------------------------
                                                                  $11,772,124
------------------------------------------------------------------------------

Health Services -- 0.6%
------------------------------------------------------------------------------
Trigon Healthcare, Inc.*                            30,000        $   783,750
------------------------------------------------------------------------------
                                                                  $   783,750
------------------------------------------------------------------------------

Household Products -- 2.6%
------------------------------------------------------------------------------
Gillette Co.                                        19,640        $ 1,972,593
Newell Co.                                          40,000          1,700,000
------------------------------------------------------------------------------
                                                                  $ 3,672,593
------------------------------------------------------------------------------

Information Services -- 6.6%
------------------------------------------------------------------------------
Automatic Data Processing, Inc.                     80,000        $ 4,909,999
Reuters Holdings PLC, ADR                           60,000          3,975,000
SunGard Data Systems, Inc.*                         20,000            620,000
------------------------------------------------------------------------------
                                                                  $ 9,504,999
------------------------------------------------------------------------------

Insurance -- 9.5%
------------------------------------------------------------------------------
Allstate Corp.                                      44,540        $ 4,047,573
American International Group, Inc.                  15,000          1,631,250
Marsh & McLennan Cos., Inc.                         55,000          4,100,938
Progressive Corp.                                   32,000          3,836,000
------------------------------------------------------------------------------
                                                                  $13,615,761
------------------------------------------------------------------------------

                       See notes to financial statements

Stock Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Security                                               Shares      Value
--------------------------------------------------------------------------------

Leisure Equipment -- 0.6%
--------------------------------------------------------------------------------
Sturm, Ruger & Co., Inc.                                50,000     $    921,875
--------------------------------------------------------------------------------
                                                                   $    921,875
--------------------------------------------------------------------------------

Medical Products -- 5.7%
--------------------------------------------------------------------------------
Baxter International, Inc.                              85,000     $  4,287,187
Johnson & Johnson Co.                                   60,000        3,952,500
--------------------------------------------------------------------------------
                                                                   $  8,239,687
--------------------------------------------------------------------------------

Oil and  Gas - Equipment and Services -- 0.4%
--------------------------------------------------------------------------------
Smith International, Inc.*                              10,000     $    613,750
--------------------------------------------------------------------------------
                                                                   $    613,750
--------------------------------------------------------------------------------

Oil and  Gas - Exploration and Production -- 5.6%
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                25,000     $  1,517,188
British Petroleum, PLC ADR                              30,000        2,390,625
Meridian Resource Corp.*                               300,000        2,868,750
USX-Marathon Group                                      35,000        1,181,250
--------------------------------------------------------------------------------
                                                                   $  7,957,813
--------------------------------------------------------------------------------

Publishing -- 4.9%
--------------------------------------------------------------------------------
Dow Jones & Co., Inc.                                   70,000     $  3,758,125
McGraw-Hill, Inc.                                       45,000        3,330,000
--------------------------------------------------------------------------------
                                                                   $  7,088,125
--------------------------------------------------------------------------------

REITS -- 5.1%
--------------------------------------------------------------------------------
Camden Property Trust                                   20,000     $    620,000
Equity Residential Properties Trust                     10,000          505,625
Highwood Properties, Inc.                               20,000          743,750
Liberty Property Trust, Inc.                            25,000          714,063
Patriot America Hospitality, Inc.                       70,000        2,016,875
Public Storage, Inc.                                    50,000        1,468,750
Security Capital Industrial Trust                       25,000          621,875
Security Capital Pacific Trust, Inc.                    25,000          606,250
--------------------------------------------------------------------------------
                                                                   $  7,297,188
--------------------------------------------------------------------------------

Retail - Food and Drug -- 5.6%
--------------------------------------------------------------------------------
CVS Corp.                                               80,000     $  5,124,999
Safeway, Inc.*                                          45,000        2,846,250
--------------------------------------------------------------------------------
                                                                   $  7,971,249
--------------------------------------------------------------------------------

Retail - Specialty and Apparel -- 3.7%
--------------------------------------------------------------------------------
The Home Depot, Inc.                                    90,000     $  5,298,749
--------------------------------------------------------------------------------
                                                                   $  5,298,749
--------------------------------------------------------------------------------

Specialty Chemicals and Materials -- 2.9%
--------------------------------------------------------------------------------
Ecolab, Inc.                                            75,000     $  4,157,813
--------------------------------------------------------------------------------
                                                                   $  4,157,813
--------------------------------------------------------------------------------

Telephone Utilities -- 3.8%
--------------------------------------------------------------------------------
GTE Corp.                                               70,000     $  3,657,500
SBC Communications, Inc.                                25,000        1,831,250
--------------------------------------------------------------------------------
                                                                   $  5,488,750
--------------------------------------------------------------------------------

Total Common Stocks
   (identified cost, $99,845,661)                                  $133,454,642
--------------------------------------------------------------------------------

Convertible Preferred Stocks -- 3.6%

Insurance -- 0.8%
--------------------------------------------------------------------------------
Sun America, Inc., 3.188%                               25,000     $  1,164,063
--------------------------------------------------------------------------------
                                                                   $  1,164,063
--------------------------------------------------------------------------------

Metals - Gold -- 2.8%
--------------------------------------------------------------------------------
Freeport McMoRan Copper & Gold,
  Series CV, 5%                                        180,000     $  3,903,750
--------------------------------------------------------------------------------
                                                                   $  3,903,750
--------------------------------------------------------------------------------

Total Convertible Preferred Stocks
   (identified cost, $4,977,348)                                   $  5,067,813
--------------------------------------------------------------------------------

Convertible Bonds -- 3.2%

                                                Principal
                                                Amount
Security                                        (000's Omitted)    Value
--------------------------------------------------------------------------------
INCO Ltd., 5.75%, 7/1/04                              $  3,920     $  3,743,600
Scandinavian Broadcasting System,
  7.25%, 8/1/05                                            840          844,200
--------------------------------------------------------------------------------

Total Convertible Bonds
   (identified cost, $5,038,992)                                   $  4,587,800
--------------------------------------------------------------------------------

                       See notes to financial statements

Stock Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Corporate Bonds -- 0.0%

                                             Principal
                                             Amount
Security                                     (000's Omitted)       Value
--------------------------------------------------------------------------------
H. P. Hood & Son, 7.50%, 2/1/01              $   50                $     39,400
--------------------------------------------------------------------------------

Total Corporate Bonds
   (identified cost, $50,000)                                      $     39,400
--------------------------------------------------------------------------------

Total Investments -- 99.9%
   (identified cost, $109,912,001)                                 $143,149,655
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- 0.1%                             $    198,180
--------------------------------------------------------------------------------


Net Assets -- 100%                                                 $143,347,835
--------------------------------------------------------------------------------

ADR -- American Depositary Receipt
REIT -- Real Estate Investment Trust
* Non-income producing security.

                       See notes to financial statements

Stock Portfolio as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1997
Assets
--------------------------------------------------------------------------------
Investments, at value (Note 1A)
   (identified cost, $109,912,001)                                  $143,149,655
Cash                                                                         174
Interest and dividends receivable                                        373,245
Tax reclaim receivable                                                    26,891
Deferred organization expenses (Note 1D)                                   5,195
--------------------------------------------------------------------------------
Total assets                                                        $143,555,160
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Demand note payable (Note 5)                                        $    175,000
Payable to affiliate for Trustees' fees (Note 2)                           2,000
Accrued expenses                                                          30,325
--------------------------------------------------------------------------------
Total liabilities                                                   $    207,325
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio           $143,347,835
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals             $110,110,181
Net unrealized appreciation of investments (computed
   on the basis of identified cost)                                   33,237,654
--------------------------------------------------------------------------------
Total                                                               $143,347,835
--------------------------------------------------------------------------------


Statement of Operations

For the Year Ended
December 31, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $15,541)                            $ 2,449,371
Interest income                                                          429,090
--------------------------------------------------------------------------------
Total income                                                         $ 2,878,461
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                      $   856,583
Compensation of Trustees not members of the Investment
   Adviser's organization (Note 2)                                         8,656
Custodian fee                                                             91,489
Legal and accounting services                                             30,382
Amortization of organization expenses (Note 1D)                            3,266
Miscellaneous                                                              5,118
--------------------------------------------------------------------------------
Total expenses                                                       $   995,494
--------------------------------------------------------------------------------

Net investment income                                                $ 1,882,967
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)                   $27,030,018
   Options                                                                61,335
--------------------------------------------------------------------------------
Net realized gain on investment transactions                         $27,091,353
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                               $ 7,432,174
   Options                                                               181,789
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   of investments                                                    $ 7,613,963
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                      $34,705,316
--------------------------------------------------------------------------------

Net increase in net assets from operations                           $36,588,283
--------------------------------------------------------------------------------

                       See notes to financial statements

Stock Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                        Year Ended         Year Ended
in Net Assets                              December 31, 1997  December 31, 1996
--------------------------------------------------------------------------------
From operations --
   Net investment income                        $  1,882,967       $  2,212,222
   Net realized gain on investment
      transactions                                27,091,353         14,716,162
   Net change in unrealized appreciation
      (depreciation) of investments                7,613,963          4,346,638
--------------------------------------------------------------------------------
Net increase in net assets from
   operations                                   $ 36,588,283       $ 21,275,022
--------------------------------------------------------------------------------
Capital transactions --
   Contributions                                $ 11,266,958       $  9,663,514
   Withdrawals                                   (27,470,554)       (15,692,663)
--------------------------------------------------------------------------------
Net decrease in net assets from
   capital transactions                         $(16,203,596)       $(6,029,149)
--------------------------------------------------------------------------------

Net increase in net assets                      $ 20,384,687       $ 15,245,873
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                            $122,963,148       $107,717,275
--------------------------------------------------------------------------------
At end of year                                  $143,347,835       $122,963,148
--------------------------------------------------------------------------------

                       See notes to financial statements

Stock Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                                  Year Ended December 31,
                                                                    --------------------------------------------------
                                                                       1997         1996         1995        1994*
----------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
----------------------------------------------------------------------------------------------------------------------
Expenses                                                                0.73%        0.73%        0.75%        0.73%+
Net investment income                                                   1.37%        1.96%        2.30%        2.45%+
Portfolio Turnover                                                        93%         114%         108%          28%
----------------------------------------------------------------------------------------------------------------------
Average commission rate (per share)/(1)/                            $ 0.0584     $ 0.0579     $     --      $    --
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                             $143,348     $122,963     $107,717      $85,519
----------------------------------------------------------------------------------------------------------------------

+    Annualized.

* For the period from the start of business, August 1, 1994, to December 31, 1994.

/(1)/Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions were charged.

                       See notes to financial statements

Stock Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Stock Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest available bid and asked prices on the principal market where the security was traded. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded or, in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Securities for which market quotations are unavailable, including any security the disposition of which is restricted under the Securities Act of 1933, and other assets will be appraised at their fair value as determined in good faith by or at the direction of the Trustees of the Portfolio.

   B Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

   D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   E Other -- Investment transactions are accounted for on a trade date basis.

   F Written Options -- The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as a writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

   G Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Stock Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


2  Investment Adviser Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is at the annual rate of 5/8 of 1% of average daily net assets. For the year ended December 31, 1997, the fee amounted to $856,583. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1997, no significant amounts have been deferred.

3  Investments Transactions
   -----------------------------------------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $122,748,987 and $129,415,241, respectively.

4  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1997, as computed on a federal income tax basis, were as follows:


      Aggregate cost                                            $ 110,023,493
   ----------------------------------------------------------------------------
      Gross unrealized appreciation                             $  34,114,170

      Gross unrealized depreciation                                  (988,008)
   ----------------------------------------------------------------------------

      Net unrealized appreciation                               $ 33,126,162
   ----------------------------------------------------------------------------

5  Line of Credit
   -----------------------------------------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating Portfolios and funds at the end of each quarter. At December 31, 1997, the Portfolio had a balance outstanding pursuant to this line of credit of $175,000.

6  Financial Instruments
   -----------------------------------------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance-sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1997 is as follows:

                                                Number of
                                                Contracts
                                                (000's omitted)       Premiums
    --------------------------------------------------------------------------
     Outstanding, beginning of year                        100      $  61,335

     Options expired                                      (100)       (61,335)
    --------------------------------------------------------------------------

     Outstanding, end of year                                -      $       -
    --------------------------------------------------------------------------

Stock Portfolio as of December 31, 1997

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Investors
of Stock Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Stock Portfolio, including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the three years in the period then ended and for the period from August 1, 1994 (start of business), to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Stock Portfolio, as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended and for the period from August 1, 1994 (start of business) to December 31, 1994, in conformity with generally accepted accounting principles.



                                             COOPERS & LYBRAND L.L.P.
                                             Boston, Massachusetts
                                             February 6, 1998

EV Traditional Stock Fund as of December 31, 1997

INVESTMENT MANAGEMENT


EV Traditional Stock Fund


Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

M. Dozier Gardner
Vice Chairman, Eaton Vance Management

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Stock Portfolio

Officers

James B. Hawkes
President and Trustee

Duncan W. Richardson
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

                      This Page Intentionally Left Blank

Investment Advisor of Stock Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110



Administrator of EV Traditional Stock Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110



Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260



Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116



Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123



Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109





EV Traditional Stock Fund
24 Federal Street
Boston, MA 02110


--------------------------------------------------------------------------------
  This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                    T-STSRC-2/98